                                                                 Exhibit 10.15

                             Dated 19th August 1997



                         THE ROYAL BANK OF SCOTLAND plc
                (as Custodian Trustee of the GUD Pension Trust)


                                    --and--
                                                     We hereby certify this is
                                                     a true and accurate copy
                            OCULAR SCIENCES LIMITED  of the original

                                                     /s/ MOORE & BLATCH
                                                     ------------------
                                                     MOORE & BLATCH
                                                     SOLICITORS
                                                     SOUTHAMPTON
                                                     SO17 1XF

                        -------------------------------

                                     LEASE

                                       of

                             Unit 10 The Quadrangle

                          Abbey Park Industrial Estate

                                Romsey Hampshire

                        -------------------------------




                              ASHURST MORRIS CRISP

                                Broadwalk House

                                5 Appold Street

                                London EC2A 2HA


                               Tel: 0171-638 1111

                               Fax: 0171-972 7990


                                 SCR/G65004072

                                  PARTICULARS
                                                                          [SEAL]
DATE:                    19th August 1997

PARTIES:

LANDLORD:                THE ROYAL BANK OF SCOTLAND
                         Custodian Trustee of the GUD Pension Trust) whose registered office is at 36 St. Andrew Square Edinburgh
                         EH2 2YB

TENANT: OCULAR SCIENCES LIMITED whose registered office is at Reliant Close Chandlers Ford Industrial Estate Eastleigh Hampshire SO53 4ND

DEMISED PREMISES:        Unit 10 on the Estate more particularly described in
                         this Lease

ESTATE:                  The Quadrangle Abbey park Industrial Estate
                         Romsey Hampshire shown for identification purposes only edged blue on the Plan

TERM:                    10 years commencing on 18 August 1997

PRINCIPAL RENT:          (Pound) 127,500 per annum

RENT COMMENCEMENT
DATE:                    The Term commencement date

PERMITTED USE:           Use within Classes B1(b) B1(c) or B(8) (each with
                         ancillary office accommodation) of the schedule to the Town and Country Planning (Use Classes) Order 1987

INTERNAL DECORATION
YEAR:                    2002

EXTERNAL DECORATION
YEAR:                    2002



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THIS LEASE is made the date stated in the Particulars between the parties specified in the Particulars.

THE PARTIES AGREE AS FOLLOWS:-

1.   INTERPRETATION

     In this Lease where the context so admits the following expressions shall have the following meanings respectively that is to say:-

     "ADDITIONAL RENTS" means:-

     (a) a sum representing the cost (subject to the provisions of clause 4.17.8) from time to time incurred by the Landlord in complying with the Landlord's insurance covenant hereinafter contained

     (b)  the Service Charge

     (c)  any interest chargeable under the provisions of this lease

     (d) all expenses costs fees and other sums incurred under the provisions of clauses 4.16 ("Landlord's Costs") and 4.14 ("Landlord may repair on Tenant's default")

     (e) any additional insurance premiums payable by the Tenant arising under clause 4.17 ("Insurance")

     (f) any value added tax payable by the Tenant arising under the provisions of clause 4.29 ("Value Added Tax")

"DEMISED PREMISES" means the building including the structure on the Estate known as Unit 10 and the curtilage thereof as the same is shown for identification purposes only edged red on the Plan and any drains pipes cables wires or other conducting media running through the Estate that exclusively serve the Demised Premises

"ESTATE ROADS" means the roads which are for the purposes of identification only coloured brown on the Plan or such other roads on the Estate as the Landlord may from time to time in writing designate

"INSURED RISKS" mean (subject to such exclusions and limitations as are imposed by the insurers) fire explosion storm tempest earthquake lightning subsidence and heave aircraft (not being hostile aircraft) and articles dropped therefrom riot civil commotion malicious persons and flood bursting

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and overflowing of water pipes tanks and other apparatus or such other insurable risks against which the Landlord from time to time shall deem it desirable or expedient to insure

"LANDLORD" means the Landlord hereinbefore named or such other person for the time being entitled to the reversion immediately expectant upon the determination for the Term hereby created

"LANDLORD'S SURVEYOR" means any person (being a chartered surveyor) or firm of surveyors (the majority of the partners of which are chartered surveyors) appointed by or acting for the Landlord including an employee of the Landlord to perform the function of a surveyor for any purposes of this lease

"PARTICULARS" means the list of particulars annexed hereto and headed "Particulars"

"PLAN" means the plan annexed hereto

"PREMIER'S ESTATE" means "the Estate" as defined in the conveyance dated 15 June 1988 (referred to in Part 1 of Schedule 4) made between (1) Premier Investments Limited (2) London & Bristol Developments plc and (3) Abbey Park Management Limited but excluding any part of the Estate (as herein defined)

"REVIEW DATE" means 18th August 2002

"REVIEW PERIOD" means the period starting on and including the Review Date up to the end of the Term

"SERVICE COSTS" means:

(a) all cost expenses and outgoings whatsoever properly incurred by the Landlord in carrying out the works and providing the services set out in part 1 of schedule 5 and

(b) all sums properly incurred by the Landlord in relation to the items set out in part 2 of schedule 5

"SERVICE CHARGE" means the sum payable by the Tenant in accordance with part 3 of schedule 5

"SERVICE CHARGE YEAR" means the period of 12 months up to 28 September each year or such other 12 month period as the Landlord shall from time to time nominate

        "TENANT" means the Tenant hereinbefore named or such other person in whom the Term shall for the time being be vested and wherever it includes more than one person the covenants on the part of the Tenant hereinafter contained shall be deemed to be joint and several

2.      DEMISE AND RENT RESERVATION

        In consideration of the rents and Tenant's covenants hereinafter reserved and contained the Landlord hereby demises unto the Tenant the Demised Premises with limited title guarantee TOGETHER with (but to the exclusion of all other rights) the easements rights and privileges specified in schedule 1 EXCEPT AND RESERVED unto the Landlord and others the easements rights and privileges specified in schedule 2 TO HOLD the Demised Premises unto the Tenant during the Term SUBJECT to the provisions of the deeds and documents referred to in schedule 4 and to the proviso for re-entry hereinafter contained YIELDING AND PAYING THEREFOR unto the Landlord during the Term yearly and proportionately for any fraction of a year the rents set out hereunder

2.1 until and including the day immediately preceeding the Review Date the Principal Rent

2.2 during the Review Period a rent equal to the yearly rent previously payable hereunder or such increased rent as shall be ascertained in accordance with clause 3 whichever shall be the greater

        ALL such rents to be paid by equal quarterly payments in advance on the usual quarter days in every year the first payment (apportioned in respect of the period from the Rent Commencement Date up to and including the day immediately preceding the next following quarter day) to be paid on the execution hereof

2.3 the Additional Rents (such rents to be payable from the date hereof or the date of occupation if earlier) as determined by the Landlord or the Landlord's Surveyor and to be paid to the Landlord within 14 days of demand (except as otherwise provided)

3.      RENT REVIEW

3.1 The increased rent for the Review Period may be agreed at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an arbitrator to be nominated in the absence of agreement by or on behalf of the President for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than six months before the Review Date and so that in the case of such arbitration the increased rent to be determined by the arbitrator shall be such



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
as he shall decide should be the open market rent (having regard to current open market rental values) at the Review Date for the Demised Premises:

3.1.1   On the following assumptions at that date:

        (a) that the Demised Premises are fit for immediate occupation and use and that no work has been carried out thereon by the Tenant its undertenants or their predecessors in title which has diminished the rental value of the Demised Premises and that in case the Demised Premises have been destroyed or damaged they have been fully restored

        (b) that the Demised Premises are available to let in the open market by a willing landlord to a willing tenant as a whole without a premium but with vacant possession and subject to the provisions of this Lease (other than the amount of the rent hereby reserved but including the provisions for rent review) and that the term is equal in length to the Term but such term begins on the Review Date

        (c) that no reduction is to be made to take account of any rental concession which on a new letting with vacant possession might be granted to an incoming tenant

        (d) that the covenants herein contained on the part of the Tenant have been fully performed and observed

        (e) that if Value Added Tax is chargeable on the rent reserved by clauses 2.1 and 2.2 every prospective willing tenant would be able to recover such Value Added Tax in full

        (f) that the Demised Premises may be used for any of the purposes within Class B1(b) B1(c) or B8 of the Schedule to the Town & Country Planning (Use Classes) Order 1987

3.1.2   But disregarding:

        (a) any effect on rent of the fact that the Tenant its undertenants or their respective predecessors in title have been in occupation of the Demised Premises



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
                (b) any goodwill attached to the Demised Premises by reason of the carrying on thereat of the business of the Tenant its undertenants or their predecessors in title in their respective businesses

                (c) any increase in rental value of the Demised Premises attributable to the existence at the Review Date of any improvement to the Demised Premises or any part thereof carried out with consent where required and otherwise than in pursuance of an obligation to the Landlord or its predecessors in title by the Tenant or its predecessors in title during the Term

                (d) any effect on rental value of any obligations of the Tenant to remove alterations or to restore or reinstate the Demised Premises

3.2     IT IS HEREBY FURTHER PROVIDED

        3.2.1 The arbitration shall be conducted in accordance with the Arbitration Act of 1996 or any statutory modification or re-enactment thereof for the time being in force

        3.2.2 If the arbitrator shall die delay or become unwilling or incapable of acting or if for any reason the President for the time being of the Royal Institution of Chartered Surveyors (or the person acting on his behalf) shall in his absolute discretion think fit he may on the application of either the Landlord or the Tenant by writing discharge the arbitrator and appoint another in his place

        3.2.3 When the increased rent has been ascertained as hereinbefore provided the Landlord and the Tenant shall record it forthwith by each signing and exchanging a separate written memorandum in such form as may reasonably be required by the Landlord the Landlord and the Tenant each bearing its own expenses incurred in relation to the preparation of such separate written memorandum

        3.2.5   (a)     If the increased rent payable on and from the Review
                        Date has not been agreed by the Review Date rent shall continue to be payable at the rate previously payable and forthwith upon the increased rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the increased rent payable up to the next following quarter day together with interest upon each instalment thereof from the date upon which the same would have been payable if the increased rent had been ascertained on the Review Date in question to the date of actual payment thereof at one percent above the base rate from time to time of Midland Bank plc or such other bank as the Landlord may specify

     3.2.4 (b) For the purpose of this proviso the increased rent shall be deemed to have been ascertained on the date when the same has been agreed between the Landlord and the Tenant or as the case may be the date of the award of the arbitrator Time shall not be of the essence in interpreting this rent review clause

     3.2.5 If either the Landlord or the Tenant shall fail to pay any costs awarded against it in the arbitration within 14 days of the same being demanded by the arbitrator the other shall be entitled to pay the same and the amounts so paid shall be repaid by the party chargeable on demand

3.3 Without prejudice to the provisions of this clause if on the Review Date there shall be in force any enactment or restriction which shall relate to the control of rents and which shall restrict the Landlord's right to review the rent or recover any increased rent under this Lease then the Landlord shall once such restriction is removed or relaxed be entitled (but without prejudice to its right if any to recover any increased rent the payment of which has only been deferred by law) on giving notice in writing to the Tenant to proceed with the review of rent which may have been prevented or restricted and the date of expiry of such notice shall be deemed to be a Review Date and the Landlord shall be entitled to recover any increase in rent from the earliest permitted date

4.   TENANT'S COVENANTS

     The Tenant hereby COVENANTS with the Landlord as follows:

4.1  TO PAY RENT

     4.1.1 To pay the reserved rents throughout the Term and during any statutory continuation at the times and in manner aforesaid without any deduction whatsoever except as authorised by any statutory enactment for the time being in force

     4.1.2 If so required by the Landlord in writing to arrange for payment of the rent to be effected on the due dates by banker's standing order

4.2  INTEREST

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     4.2.1     If any of the reserved rents shall be due but unpaid for 14 days to pay interest thereon (if demanded by the Landlord) calculated on a daily basis from the due date until receipt by the Landlord at the rate of 4% per annum (except as otherwise provided herein) over the base rate from time to time of Midland Bank plc or such other bank as the Landlord may specify (which interest rate shall apply before as well as after and notwithstanding any judgment of the court) Provided that this sub-clause shall not prejudice any other right or remedy in respect of such reserved rents

     4.2.2 If following the occurence of any of the events referred to in clause 6.2 hereof acceptance of any of the reserved rents shall be refused by the Landlord but shall subsequently be accepted without prejudice to any right or remedy of the Landlord to pay interest thereon (if demanded by the Landlord) calculated on a daily basis from the due date until acceptance and receipt by the Landlord at a rate of 4% per annum (except as otherwise provided herein) over the base rate from time to time of Midland Bank plc or such other bank as the Landlord may specify (which interest rate shall apply before as well as after and notwithstanding any judgment of the court) Provided that this sub-clause shall not prejudice any other right or remedy in respect of such reserved rents

4.3  TO PAY RATES AND TAXES

     To pay and discharge all existing and future rates taxes assessments outgoings duties and impositions whatsoever payable by law in respect of the Demised Premises or any part thereof by the owner or occupier thereof including all charges in respect of water gas electricity and telecommunications used or consumed at the Demised Premises save for any taxes raised or assessed on the Landlord in respect of rent received and/or arising on any disposition of any reversion to this Lease PROVIDED ALWAYS that the Tenant shall not agree or by default allow to be fixed the rateable value of the Demised Premises or any part thereof without the prior written consent of the Landlord such consent not to be unreasonably withheld and to co-operate with the Landlord in any negotiations with the District Valuer or in any appeal to the court or to the Lands Tribunal or to the Valuation and Community Charge Tribunal in respect of the rateable value of the Demised Premises

4.4  INFORMATION AS TO SUBTENANTS

     To give to the Landlord in writing the information set out in section 40(1) of the Landlord and Tenant Act 1954 within 21 days after service at any time during the Term of a notice requesting such information

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
4.5    TO  REPAIR

        4.5.1 In a proper and workmanlike manner to repair maintain cleanse and keep in good and substantial repair and condition the Demised Premises and the appurtenances thereof including (but without the prejudice to the generality of the foregoing) all additions and improvements (including any which may extend beyond the boundaries of the Demised Premises) doors windows and any glass therein floor coverings (including for the avoidance of double carpets) wall and ceilings finishes fixtures fittings and fastenings wires cables sewers waste water drain and other pipes and sanitary central heating and water apparatus therein serving the Demised Premises and to renew and replace from time to time all Landlord's fixtures fittings and appurtenances which may be or become beyond repair at any time during or at the expiration of the Term (however determined) damage in all such cases from any of the Insured Risks excepted (so long as the policy of insurance effected by the Landlord shall not have been vitiated or payment of any policy moneys refused in whole or in part by reason of any act neglect or default of the Tenant its undertenants or their respective servants agents or licensees)

        4.5.2 To pay to the Landlord all proper costs incurred by the Landlord in connection with the repair maintenance and/or renewal of any part of the Estate as is occasioned by the act neglect default or omission of the Tenant its undertenants or their respective servants agents invitees and licensees or any other person under the Tenant's or its undertenants' control

4.6     TO PAINT AND REDECORATE

        In the Internal Decoration Year and also in the last year of the Term (however determined) in colours and materials to be first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) in a proper and workmanlike manner and to the reasonable satisfaction of the Landlord to paint all the inside parts of the Demised Premises previously or usually painted with two coats of good interior quality paint and at the same time to oil varnish polish paper or treat all internal parts thereof previously or requiring to be so treated and to wash down all washable surfaces and in the External Decoration Year and also in the last year of the Term (however determined) in colours and materials to be first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) in a proper and workmanlike manner and to the reasonable satisfaction of the Landlord to paint in a proper and workmanlike manner all the external parts of the Demised Premises usually or previously painted with two coats of good and suitable exterior quality paint and at the same time to oil varnish polish or treat all external parts of the Demised Premises usually or previously so treated

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4.7     TO YIELD UP

        At the expiration or sooner determination of the Term peaceably and quietly to yield up to the Landlord the Demised Premises with vacant possession and with all additions and improvements fixtures and fittings (Tenant's trade fixtures excepted) in accordance with the several covenants herein contained

4.8     TO COMPLY WITH STATUTORY REQUIREMENTS AND TO INDEMNIFY LANDLORD

        4.8.1 At all times to observe and comply with the provisions of or imposed under any statute licence or regulation regulating or permitting the use of the Demised Premises for the purpose for which they are for the time being used and the requirements of any competent authority in that connection and at the expense of the Tenant to do all that is necessary to obtain maintain and renew all licenses and registrations required by law for the use of the Demised Premises for that purpose

        4.8.2 At the sole cost of the Tenant to comply with the requirements of ever Act of Parliament for the time being in force including (but without prejudice to the generality of the foregoing) the Factories Act 1961 the Offices Shops and Railway Premises Act 1963 the Town and Country Planning Act 1990 and the Planning (Listed Buildings and Conservation Areas) Act 1990 (hereinafter called the "PLANNING ACT") or any statutory modification or re-enactment of any such Acts for the time being in force and of all bye-laws orders and regulations licences consents permissions and conditions made thereunder affecting the Demised Premises or any use thereof and to indemnify and keep harmless and indemnified the Landlord against any breach or non-performance of any such requirements and against all costs expenses penalties and levies thereby arising

4.9     PLANNING

        In relation to the Planning Act -

        4.9.1 Not without the prior written consent of the Landlord (such consent not to be unreasonably withheld) to apply for permissions to carry out on the Demised Premises any development requiring permission under the Planning Act

        4.9.2 Not to make any applications under the Planning Act whatsoever in respect of any other part of the Estate not comprising the Demised Premises

     4.9.3 Not without the prior written consent of the Landlord (such consent not to be unreasonably withheld) to implement any planning permission relating to the Demised Premises

     4.9.4 Whenever required to permit the Landlord to enter upon the Demised Premises to comply with any requirement lawfully made of it under the Planning Act by any competent authority notwithstanding that any action reasonably necessary for compliance interferes with the Tenant's enjoyment of the Demised Premises

     4.9.5 To pay and satisfy any charge which may hereafter be imposed under the Planning Act in respect of the carrying out of any operations or the institution or continuance of the use of the Demised Premises

     4.9.6 Unless the Landlord shall otherwise direct in writing to carry out and complete before the expiration or sooner determination of the Term any works stipulated to be carried out to the Demised Premises notwithstanding that such works are to be carried out by a later date as a condition of planning permission for any development begun before such expiration or sooner determination save for any such permissions applied for by the Landlord

4.10 NOTICES RECEIVED

     Within 14 days of receipt of the same to give full particulars to the Landlord of any notice direction or order or proposal for a notice direction or order made given or issued to the Tenant by any government department or local or public authority and if so required by the Landlord to produce and supply copies of the same to the Landlord AND promptly to take all necessary steps to comply with the same AND ALSO at the reasonable request of the Landlord and at the joint equal cost of the Landlord and the Tenant to make or join with the Landlord in making such objections or representations relating to the same as the Landlord shall deem expedient

4.11 NOTICE AS TO DEFECTS

     Forthwith upon becoming aware of the same to give notice in writing to the Landlord of any substantial defect in any part of the Estate which would or might give rise to an obligation on the Landlord to do or refrain from doing any act or thing in order to comply with any statutory duty of care imposed on the Landlord and to indemnify the Landlord against any loss claims actions costs or demands arising from any such defect in the state of the Demised Premises and/or a failure to give such notice and at all times to display and maintain all notices (including the wording thereof)
        which the Landlord may from time to time properly require to be displayed at the Demised Premises in pursuance of any statutory requirement

4.12    TO PERMIT ENTRY TO EXAMINE AND DO REPAIRS

        To permit entry to the Demised Premises or any part thereof at all reasonable hours in the daytime on reasonable prior notice being given (or without prior notice in emergency):


        4.12.1 by the Landlord to view the same to examine the state and condition thereof to take inventories of the fixtures and fittings therein to make any inspection which may be required for the purposes of the Landlord and Tenant Acts 1927 and 1954 or any other enactments for the time being affecting the Demised Premises or the Estate or the owner or occupier thereof and for any other purpose connected with the interest of the Landlord in the Demised Premises or its disposal charge or demise

        4.12.2 by the Landlord and (with the previous written authority of the Landlord) the tenants and occupiers of any adjoining premises so as to exercise repairs decorations or alterations to the adjoining premises for which the party entering is responsible and which cannot otherwise reasonably be executed without such entry and to empty cleanse renew or repair any of the sewers drains gutters or service belonging to the Demised Premises and the adjoining premises

        4.12.3 by the Surveyors Agents Contractors and workmen of the respective parties hereby permitted or so authorised to enter together with appliances

        Subject in all cases to making good in a reasonable manner and without unreasonable delay any damage thereby occasioned to the Demised Premises

4.13    TO REPAIR ON NOTICE

        To repair and make good to the reasonable satisfaction of the Landlord's Surveyor all breaches of covenant defects and wants of reparation for which the Tenant shall be liable under the covenants herein contained of which notice shall have been given by the Landlord to the Tenant within two calendar months after the giving of such notice or within such longer period as the Landlord's Surveyor shall reasonably consider appropriate or sooner if requisite

4.14    LANDLORD MAY REPAIR ON TENANT'S DEFAULT

        That if the Tenant shall at any time make default in the performance of any of the covenants herein contained relating to the repair decoration cleansing or condition of the Demised Premises or any part thereof of which notice has been give as aforesaid it shall be lawful for workmen or others employed by the Landlord (but without prejudice to the right of re-entry hereinafter contained) to enter upon the Demised Premises and repair and restore the same and all expenses properly incurred thereby (which expression shall include but not be limited to the reasonable and proper fees of professional advisers) shall be a debt immediately payable by the Tenant to the Landlord on demand

4.15    RE-LETTING

        To permit the Landlord or its agents during the six months immediately preceding the expiration or sooner determination of the Term to affix and retain without interference upon any suitable part of the Demised Premises a notice for reletting (or at any time for selling) the same but not so as materially to conceal the Tenant's own business signs and name AND to permit all persons with written authority from the Landlord or its agents to enter upon and view the Demised Premises at all reasonable times of the day without interruption

4.16    LANDLORD'S COSTS

        To pay to the Landlord on an indemnity basis all reasonable and proper solicitors' counsel's surveyor's and other professional costs expenses and fees incurred by the Landlord:

        4.16.1 In or in contemplation of any proceedings relating to the Demised Premises whether or not under section 146 or 147 of the Law of Property Act 1925 or the preparation and service of a notice thereunder (whether or not any right of re-entry or forfeiture has been waived by the Landlord or a notice served on the Tenant has been complied with or the Tenant has enjoyed relief under the provisions of the Act or forfeiture is avoided otherwise than by relief granted by the court) and to keep the Landlord fully and effectively indemnified against all costs expenses claims and demands whatsoever in respect of such proceedings

        4.16.2 In the preparation and service of a schedule of dilapidations at any time during or within a period of six months after the determination of the Term (but only in respect of dilapidations accrued up to the date of such determination) and in the inspection of the works which are the subject of such schedule whether during or after the carrying out thereof

        4.16.3 In connection with the recovery of any arrears of rent or the Additional Rents

     4.16.4 In respect of any application for consent required by this Lease whether or not such consent is granted

4.17 INSURANCE

     4.17.1 Not to do or omit or allow to be done or omitted any act matter or thing whatsoever whereby any policy of insurance effected on the Demised Premises or the Estate or anything therein or on any other adjoining or neighbouring premises of the Landlord may become void or voidable or the premiums payable for such insurance increased

     4.17.2 To the extent that any insurance premium payable in respect of any such adjoining or neighbouring premises or any other part of the Estate is increased by any use act or omission of the Tenant in relation to the Demised Premises to pay the Landlord on demand the amount of such increase (and not only the proportion which the Demised Premises bear to any such adjoining or neighbouring premises or such other part of the Estate)

     4.17.3 In the event of the Demised Premises or any part thereof being destroyed or damaged by any of the Insured Risks to give immediate notice thereof to the Landlord

     4.17.4 In the event of the Demised Premises or any part thereof or any other part of the Estate being destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected against the same being wholly or partly irrecoverable by reason of any act neglect omission or default of the Tenant then and in every such case the Tenant will pay to the Landlord forthwith the whole or (as the case may require) a fair proportion of the cost of completely rebuilding and reinstating the same

     4.17.5 To comply with the requirements and reasonable recommendations of the Landlord's insurers

     4.17.6 Not to store any inflammable explosive radioactive poisonous or deleterious substance at the Demised Premises

     4.17.7 Not to effect or permit or suffer to be effected by any other person under the Tenant's control any insurance in respect of a risk against which the Landlord shall insure under clause 5.2

     4.17.8 The Landlord may retain for the Landlord's own benefit any commissions or discount received or obtained by the Landlord on or based on the gross premiums and other expenses which would otherwise be paid or incurred or suffered by the Landlord in effecting or maintaining such insurance

     4.17.9 To repay to the Landlord on demand the proper costs and expenses incurred in obtaining valuations of the Demised Premises for insurance purposes from time to time but not more frequently than once in every three years

4.18 ALTERATIONS

     4.18.1 Not to cut injure or alter nor allow to be cut injured or altered any part of the structure of the Demised Premises or to make any structural erection addition or alteration whatsoever to the Demised Premises including without prejudice to the generality of the foregoing the external walls the floor slabs and the roof cladding thereof

     4.18.2 Not to erect within the Demised Premises any mezzanine floor or floors without the Landlord's consent (which shall not be unreasonably withheld)

     4.18.3 Not to make any non-structural internal erection addition or alteration whatsoever to the Demised Premises or any alteration or addition to the electrical installation or the sprinkler system (if any) within the Demised Premises without the previous consent in writing of the Landlord (such consent not to be unreasonably withheld or delayed) nor except in accordance with plans and specifications (with such additional copies thereof as the Landlord may reasonably require) previously submitted to and approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) nor carried out except to the reasonable satisfaction of the Landlord and the Tenant shall enter into such covenants as the Landlord may reasonably require as to the execution of such alterations and shall indemnify the Landlord in respect of any insurance costs arising as a result of such alterations being carried out PROVIDED always that any such alterations or additions shall at the end or sooner determination of the Term be reinstated by the Tenant unless released in writing by the Landlord.

     4.18.4 Notwithstanding any other provision contained in this lease the Landlord shall in its absolute discretion have the right to prohibit the Tenant from making any alteration improvement or planning application in relation to the Demised Premises which could (if followed at any time by a disposal or deemed disposal of any part thereof) give rise to a charge for tax upon the Landlord whether immediate deferred or contingent upon the happening of any future event

4.19   4.19.1     PERMITTED USE

Not to use and occupy the Demised Premises except for the Permitted Use

       4.19.1     PROHIBITED USERS

Not to use any part of the Demised Premises or the Estate nor allow the same to be used as the premises of any public or local authority to which the public have access or for any public meeting exhibition or entertainment or for any illegal or immoral purpose or for the purpose of a club whether or not one where intoxicating liquor is supplied to members or their guests not permit or suffer any sale by auction or otherwise to be held thereon or any sound-producing instrument or apparatus to be played or used thereon so as to be audible outside the Demised Premises nor permit the Demised Premises to be used as a sleeping place for any person and not to use the Demised Premises or the Estate or permit or suffer the same to be used for the purpose of any betting transactions or for gaming with or between persons resorting thereto and not to make or permit or suffer to be made any application for a Betting Office Licence or a Licence or Registration under the Gaming Acts 1963 to 1968 in respect of any part of the Demised Premises or the Estate

        4.19.2     PARKING SPACES

Not to use the car parking spaces specified in schedule 1 other than for the parking of private motor cars and vans

        4.19.3     HARD STANDING AREAS

Not to use that part of the Demised Premises shown hatched red on the Plan for any purpose other than loading and unloading goods and equipment in connection with the Tenant's business or for the purposes of obtaining access to or egress from the Demised Premises and without prejudice to the generality of the following not to park motor vehicles thereon save for so long only as shall be required for such loading and unloading

4.20   ADVERTISING SIGNS AND POSTERS

Not without the previous written consent of the Landlord to place display permit or suffer to be in or upon the Demised Premises or any part thereof or upon any other part of the Estate any aerial signboard advertisement hoarding placard notice poster display of lights or other object or notification whatsoever other than signboards displayed immediately outside the Demised Premises showing the name and business of the Tenant (provided they are of a reasonable size and appropriate to such business) and on the expiration or sooner determination of the Term to remove or efface the same to make good any damage caused thereby to the satisfaction of the Landlord

4.21 NUISANCE

     4.21.1 Not to do or allow to be done or to bring or allow to be brought onto the Demised Premises or the Estate or any part thereof any act matter or thing or a dangerous noxious noisome or offensive nature or which may be or grow to be a danger nuisance annoyance or disturbance to the Landlord or to other occupiers or residents for the time being of the Estate or the Landlord's adjoining or neighbouring premises or to the public nor to allow any manufacturing operations or other processes to be carried on otherwise than within the Demised Premises nor to retain litter or refuse in the Demised Premises or to deposit litter or refuse anywhere in the Estate otherwise than in accordance with the Landlord's regulations and not to behave or permit any employee or invitee of the Tenant to behave within the Demised Premises or the Estate in any manner which shall be unreasonably unneighbourly objectionable loud noisy unruly or unsightly and in all matters to act in regard to the Demised Premises and the Estate in a responsible manner so as to cause the least possible interference with the use and employment of other occupiers of the Estate or any adjoining or neighbouring premises of the Landlord and so as to cause no additional expense for the upkeep thereof and (without prejudice to the Tenant's obligation not to do or permit anything which will be a breach of this clause) upon receiving notice from the Landlord of anything done on or brought onto the Demised Premises or the Estate which in the opinion of the Landlord reasonably held shall be inconsistent with this covenant forthwith to discontinue or remove the same and to take to the reasonable satisfaction of the Landlord all steps necessary to prevent any recurrence of the matter or matters mentioned in any such notice and to keep the Landlord fully and effectively indemnified against all actions proceedings damages costs expenses claims and demands whatsoever arising in consequence of any breach of this covenant

     4.21.2 To take all necessary and reasonable precautions (whether by the installation and maintenance of devices for consuming or absorbing fumes noise or vibrations or for catching intercepting or precipitating noise or dust or other particles or by some other means) to reduce to a minimum the amount of noise vibrations fumes dust and other matter emanating from the Demised Premises into the surrounding atmosphere

                PROVIDED always that nothing in this sub-clause contained shall be deemed to be an authorisation by the Landlord of the commission of a nuisance.

4.22    TO CLEAN WINDOWS AND CLEAR REFUSE

        4.22.1 To clean the windows of the Demised Premises as often as occasion shall require but not less frequently than once in every calendar month and at least once a week to remove all refuse rubbish and scrap which may have accumulated on the Demised Premises and to keep the Demised Premises free from vegetation.

        4.22.2 To keep all waste refuse and rubbish within the buildings forming part of the Demised Premises.

4.23    EASEMENTS

        Throughout the Term to preserve unobstructed and undefeated all rights of light and other easements appertaining to the Demised Premises and not to permit or suffer but give notice to the Landlord of any act matter or thing whereby a new easement or encroachment might come to be made into against over or upon the Demised Premises and to do all such things as the Landlord may reasonably require to prevent the same.

4.24    ALIENATION ETC.

        4.24.1  COMPLETE BAR ON CERTAIN DEALINGS

                Not to assign charge or underlet part only of the Demised Premises and not to part with possession or part with or share occupation of the whole or any part thereof save by way of an assignment of the whole or underletting of the whole on the terms hereinafter permitted

        4.24.2  CONDITIONS AS TO ASSIGNING THE WHOLE

                Not to assign the whole of the Demised Premises:

                (a) without the Landlord's prior written consent such consent not to be unreasonably withheld or delayed PROVIDED THAT for the purposes of section 19(A) of the Landlord and Tenant Act 1927 the Landlord shall be entitled to withhold consent to a proposed assignment where

                        (i) the proposed assignee is not a limited company having a share capital and incorporated in England and Wales or Scotland or

                        (ii) in the reasonable opinion of the Landlord the proposed assignee would not be a satisfactory tenant or

                        (iii) in the reasonable opinion of the Landlord there is an outstanding material breach of any tenant's covenant of this Lease or any rent or any sums which have fallen due under this Lease have not been paid or

                        (iv) the proposed assignee enjoys diplomatic or state immunity (except where the proposed assignee is the Government of the United Kingdom of Great Britain and Northern Ireland or any department thereof)

                (b)     and except to an assignee who shall first have:

                        (i) entered into a covenant with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this lease and

                        (ii) if reasonably so required by the Landlord procured a covenant with the Landlord by an acceptable guarantor or guarantors in the terms (mutatis mutandis) set out in schedule 3 or in such other form as the Landlord may reasonably require and

                        (iii) entered into an Authorised Guarantee Agreement in such form as the Landlord shall reasonably require and which shall conform to the provisions of the Landlord and Tenant (Covenants) Act 1995

        4.24.3  CONDITIONS AS TO UNDERLETTING THE WHOLE

                Not to underlet the whole of the Demised Premises:

                (a) without the Landlord's prior written consent not to be unreasonably withheld or delayed

               (b)  except to an underlessee who shall first have:-

                    (i) entered into covenant with the Landlord to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease (other than the covenant to pay rent) and

                    (ii) if reasonably so required by the Landlord procured a
                         covenant with the Landlord by an acceptable guarantor or guarantors in the terms (mutatis mutandis) set out in schedule 3 or in such other form as the Landlord may reasonably require

               (c)  in consideration of any premium

               (d) without reserving a yearly rent payable in advance on the usual quarter days equal to the greater of:-

                    (i) the then full current open market rental value of the Demised Premises and

                    (ii) the rent currently payable under this Lease

                    reviewable on the same date and on the same terms as the rent payable under this Lease

               (e) except on similar covenants and conditions (which the Tenant shall enforce) to those in this Lease and in particular:-

                    (i) for re-entry on breach of any covenant in the underlease and

                    (ii) that the underlease will contain similar terms as to
                         carrying out or paying for repairs paying insurance premiums and (if applicable) proper service charges

               (f) without taking from the underlessee unqualified covenants (which the Tenant shall enforce):-

                    (i) not to assign the whole of the Demised Premises without the prior written consent of the Landlord (under this Lease which shall not be unreasonably withheld or delayed)

                        (ii) not (save by way of charge of the whole) to deal in any other way whatsoever with the Demised Premises or any part thereof and

                        (iii) to obtain from any assignee of the
                              Demised Premises a covenant with the Landlord (under this Lease) to observe and perform the covenants and conditions on the part of the Tenant contained in this Lease (other than the covenant to pay rent)

                  (g) except by way of an underlease which is validly excluded from the operation of sections 24-28 Landlord and Tenant Act 1954

                  (h) except by way of an underlease which expires before the sixth anniversary of the Term commencement date

            4.24.4      BREACH OF COVENANT BY UNDERLESSEE

                        To enforce the performance and observance by every underlessee of the provisions of any time either expressly or by implication to waive any breach of the covenants or conditions on the part of the underlessee or assignee of any underlessee nor without the consent of the Landlord (such consent not to be unreasonably withheld) to vary the terms or accept a surrender of any underlease

4.25        TO REGISTER ANY DISPOSITION

            To give notice in writing of every assignment assent transfer underlease mortgage charge of devolution of or other instrument relating to or affecting the Demised Premises and to produce a certified copy of the same within 21 days after the execution or grant thereof to the solicitors of the Landlord and to pay their reasonable registration fee (and that of any superior lessor) in respect of such instrument PROVIDED THAT registration of any such document shall not require the Landlord to consider the terms thereof and shall not be evidence that it has done so

4.26        NOT TO OVERLOAD DEMISED PREMISES NOR OBSTRUCT DRAINS

            4.26.1 Not to overload or permit or suffer to be overloaded the ceilings the floor or the structure of the Demised Premises nor to impose a weight or strain in excess of that which the Demised Premises are constructed to bear with due margin for safety or which will in any way strain or interfere with the main supports thereof

     4.26.2 Not to stop up or obstruct in any way whatsoever or permit oil grease or other harmful or excessive matter or substance to enter the washbasins or lavatory basins of the drains and sewers of the Demised Premises or the Estate and to employ maintain and renew such plant for treating any deleterious effluent before permitting the same to enter such drains and sewers as may be required by the Landlord from time to time in accordance with best modern practice and to make good at the sole cost of the Tenant all damage caused or cost incurred by reason of any such stopping up or obstruction





4.27 TO COMPLY WITH REGULATIONS


     To observe and comply with all regulations reasonably made by the Landlord for the proper management of the Estate and the buildings thereon and notified to the Tenant in writing from time to time AND to conform to all such regulations and instructions as the Landlord may from time to time make or give for the regulation of vehicular traffic through the Estate and not to park or permit to be parked any vehicle upon any part of the Estate or on any adjoining or neighbouring property of the Landlord without the express written authority of the Landlord to do so

4.28 RESTRICTIVE COVENANTS


     At all times during the Term to observe and perform the obligations on the part of the Landlord contained in the deeds and documents referred to in the schedule 4 insofar as the same relate to or affect the Demised Premises and so far as the same are for the time being enforceable and are capable of being enforced and to keep the Landlord fully and effectually indemnified against all actions proceedings damages costs expenses claims and demands whatsoever in respect of any breach thereof

4.29 VALUE ADDED TAX

     4.29.1 Save that the context requires or as otherwise stated all references to payments made in this Lease are references to such payments exclusive of any Value Added Tax chargeable in respect of the supply of goods or services for which the payment is consideration and insofar as such payments fall to be made under this Lease such Value Added Tax shall be added to the amount thereof and paid in addition thereto

     4.29.2 Without prejudice to and save as mentioned earlier in this clause where any supply is made pursuant to this Lease the recipient of such supply shall pay to the supplier any Value Added Tax chargeable in respect thereof

        4.29.3 Where any payment is required to be made pursuant to this Lease to reimburse the payee for any expenditure which the payee may have incurred such payment shall include an amount equal to any Value Added Tax comprised in that expenditure which is not recoverable by the payee as input tax under section 25 of this Value Added Tax Act 1994

        4.29.4 Following the payment of any Value Added Tax by the Tenant to the Landlord under this Lease the Landlord shall within 21 days thereafter issue a Value Added Tax receipt to the Tenant

5.      The Landlord HEREBY COVENANTS with the Tenant as follows:-

5.1     QUIET ENJOYMENT

        That the Tenant paying the rents hereby reserved and observing and performing the covenants conditions and agreements on the part of the Tenant herein contained shall and may quietly hold and enjoy the Demised Premises during the Term without any interruption by the Landlord or persons lawfully claiming under the Landlord

5.2     TO INSURE

        5.2.1 To insure or cause to be insured the Demised Premises and the Landlord's fixtures and fittings therein or thereon of an insurable nature (other than those which the Tenant or other tenants may be entitled to remove) against loss or damage by the Insured Risks in such sum (including any incidental expenses) as shall be determined from time to time by the Landlord to represent the reinstatement cost thereof as new together with all professional and other fees and expenses and the cost of site clearance and other incidental expenses and the loss of three years' rent in some insurance office of repute and to supply a summary of such insurance and evidence of payment of the current premium to the Tenant on request once yearly and in the case of destruction or damage to the Demised Premises by any Insured Risk (unless payment of any money payable under any policy of insurance shall be wholly or partly withheld or refused either in consequence of any exclusion or qualification imposed by insurers or of any act neglect or default of the Tenant the Tenant's undertenants or their respective servants agents or licensees) to ensure that all insurance moneys received by the Landlord (other than for loss of rent) are with all convenient speed (subject to the necessary labour and materials being procurable and to all necessary statutory consents being obtained) laid out and applied in rebuilding repairing or otherwise reinstating the Demised Premises

        5.2.2 Subject to the provisions for reinstatement contained in clause 5.2.1 the building insurance proceeds shall belong to the Landlord for its own use and benefit absolutely

5.3     SERVICES

        Subject to the Tenant paying the Service Charge when due and unless prevented or restricted by any circumstances beyond its control the Landlord will so far as practicable provide or make available the services set out in Part I of Schedule 5 hereto PROVIDED ALWAYS that the Landlord may from time to time withhold discontinue increase or vary the services or any of them or the times at which they are supplied if the Landlord deems it reasonably necessary for the more efficient management of the Estate

6.      PROVIDED ALWAYS THAT and it is hereby agreed as follows:

6.1     PROVISO FOR RENT CESSER

        If during the Term the Demised Premises or any part thereof or all access thereto by the Estate Roads shall be destroyed or damaged by any Insured Risk so as to make the Demised Premises unfit for occupation or use and the policy of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys wholly or partly withheld or refused (by reason of any act neglect omission or default of the Tenant) the rent as reserved in clauses 2.1 and 2.1 hereof or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Demised Premises or the access thereto by the Estate Roads shall again be fit for occupation and use or until the expiration of three years from the date of the damage or destruction whichever shall be the earlier and any dispute shall be referred to the award of a single arbitrator to be appointed in default of agreement upon the application of either party by the President for the time being of the Royal Institution of Chartered Surveyors in accordance with the provisions of the Arbitration Act 1996 or any statutory modification thereof for the time being in force

6.2     FORFEITURE AND RE-ENTRY

        That this lease is made upon the express condition that if (a) any reserved rents shall be unpaid for twenty one days after the due dates whether the same shall have been lawfully demanded or not or (b) any Tenant's covenant shall not have been observed or performed or (c) if the Tenant being an individual or firm shall become bankrupt or be the subject of an interim order under Part VIII of the Insolvency Act 1986 or being a company shall go into either compulsory or voluntary liquidation (except for the purpose of reconstruction or amalgamation) or shall have an administration order made in respect of it under the Insolvency Act 1986 or if an administrative receiver or a receiver shall be appointed or (d) the Tenant shall enter into any composition or arrangement with creditors or shall suffer any distress or execution to be levied on the goods of the Tenant then and in any of the said cases and at any time thenceforth it shall be lawful for the Landlord or its authorised agent to re-enter into or upon the Demised Premises and to repossess and enjoy the same as if this lease had not been made but without prejudice to any right of action or remedy of either party in respect of any antecedent breach of any of the covenants by the other herein contained

6.3     DISPUTES

        Any dispute arising as between the Tenant and the lessee or occupier of any part of the Estate or any adjacent or neighbouring premises belonging to the Landlord as to any easement right or privilege enjoyed or used in common shall be decided by the Landlord or the Landlord's Surveyor whose decision shall be binding upon all parties to the dispute

6.4     SERVICE OF NOTICES

        Any demand or notice under this lease shall be properly served on the recipient if left at or sent to the Landlord at Savills Commercial Limited 20 Grosvenor Hill Berkeley Square London W1X 0HQ (or such substituted address as shall have been notified in writing) or (in the case of the Tenant) the Demised Premises and without prejudice to the aforesaid the provisions as to service by post as contained in section 196 of the Law of Property Act 1925 as amended by the Recorded Delivery Service Act 1962 shall apply hereto

6.5     TENANT'S BREAK OPTION

        The Tenant may determine this Lease on the sixth anniversary of the Term Commencement date by giving to the Landlord not less than twelve months prior written notice and upon the expiry of such notice and the Tenant having paid the rents reserved by and substantially observed and performed the Tenant's covenants contained in this Lease up to the date of determination this Lease and the Term hereby granted shall immediately cease and determine but without prejudice to the respective rights of either party in respect of any antecedent claim or breach of covenant

6.6     CLAUSE HEADINGS

        The clause headings hereto shall not affect in any way the construction of this lease

6.7     STAMP DUTY CERTIFICATE

        It is certified that there is no Agreement to which this Lease gives effect

IN WITNESS whereof this lease has been executed as a deed on the date first above written

                                   SCHEDULE 1
                                     RIGHTS

                                     PART 1


1.     ACCESS

       The rights of way at all times during the Term for the Tenant its underlessees and their respective agents employees and licensees in common with the Landlord and all other persons having a like right on foot along the footpaths and with vehicles along the carriageway of the Estate Roads at all times and for all purposes connected with the use and enjoyment of the Demised Premises such right of way to cease and determine as and when and to the extent that from time to time the Estate Roads shall become adopted as a public highway PROVIDED ALWAYS that the user of that part of the Estate Roads shown coloured brown and in part hatched blue on the Plan shall (save in case of emergency only) be in one direction only as shown by arrows on the Plan

2.     PASSAGE OF UTILITIES

       The right to uninterrupted passage and running of water soil drainage gas electricity and telephone lines and other services (in common with the Landlord and other tenants of the Estate and all other persons entitled thereto) through the sewers pipes drains cables wires or other conducting media in the Estate all such rights to cease and determine as and when and to the extent from time to time that the said services shall become adapted and maintainable at public expense and with the Landlord's prior consent and upon reasonable prior notice being given to all persons affected thereby the right to enter upon other parts of the Estate (including the Estate Roads until the same shall have become adopted and maintainable at public expense) to make any necessary connections thereto or to cleanse repair and renew those serving the Demised Premises causing as little inconvenience as possible and making good any damage thereby caused

3.     USE OF FIRE ESCAPE ROUTES

       The right for the Tenant its agents employees and licensees in common with the Landlord and all other persons similarly entitled or authorised in case of emergency only to use such fire escape routes as the Landlord shall from time to time designate

4.   RIGHT TO ENTER ADJACENT LAND

     With the Landlord's prior consent and upon reasonable prior notice given to the Landlord and all other persons affected thereby of access into and upon the adjacent land forming part of the Estate as may be requisite to enable the Tenant to comply with the Tenant's obligations herein contained subject to causing as little inconvenience as possible and making good any damage caused

5.   CAR PARKING

     The exclusive right to park not more than 58 cars in the 58 car parking spaces allocated to the Tenant from time to time being the car parking spaces shown coloured yellow on the Plan such vehicles to be of a size reasonably contained within the allocated spaces PROVIDED THAT the Landlord may temporarily relocate all or any of such car parking spaces as and when and for as long as necessary to enable the repair maintenance renewal inspection or replacement from time to time of such car parking spaces the Estate Roads and/or any drains pipes cables wires or other conductive media running through or under the Estate

6.   SPRINKLER SYSTEM

     With the Landlord's prior consent in writing and upon reasonable prior notice being given to all persons affected thereby the right to enter upon other parts of the Estate (including the Estate Roads until the same shall have become adopted and maintainable at public expense) to make connections to the central sprinkler system serving the Estate

7.   ENCROACHMENTS

     In respect of the works to be carried out by the Tenant as specified in a licence for alterations of even date with but made after this Lease between the Landlord (1) and the Tenant (2) to maintain in position those parts of such works as encroach beyond the extent of the Demised Premises for so long as such parts remain in existence

                                     PART 2

1. To go pass and repass along over and upon Premier's Estate roads and footpaths which are now or will prior to 15 June 2068 be constructed by Premier Investments Limited and its successors in title and giving access to and egress from the Estate from and to a publicly maintained highway

2. The free and uninterrupted passage and running of water soil and effluent drainage gas water and electricity telephone or any other service or supply to or from the Estate through the sewers drains watercourses conduits wires and cables which are now or may prior to 15 June 2068 be in on over under or upon Premier's Estate until such time as they shall become adopted and maintained at public expense

                                   SCHEDULE 2

                                  RESERVATIONS

1.      SUPPORT

        The right of support and protection from the Demised Premises for any adjoining or neighbouring buildings of the Landlord as require such support and protection

2.      PASSAGE OF UTILITIES

        The right to uninterrupted passage of water soil drainage gas electricity and telephone lines through the sewers pipes drains cables wires or other conducting media for the time being belonging to or running through or under the Demised Premises or any land and premises over which the Tenant enjoys rights hereunder from and to the remainder of the Estate or any adjoining or neighbouring premises of the Landlord and the right to enter upon the Demised Premises or other land aforesaid at all reasonable times for the purpose of making connections thereto or to inspect cleanse repair and renew the same making good any damage thereby caused to the Demised Premises

3.      RIGHT OF ENTRY

        The right at reasonable times and on reasonable notice (except in emergency) to enter the Demised Premises for the purposes of:

3.1     inspecting the condition and state of repair thereof

3.2 carrying out any works (whether of repair or otherwise) for which the Landlord or the Tenant is liable under this Lease

3.3 carrying out any works (whether of repair or otherwise) to any property adjoining the Demised Premises or to any party structure sewer drain or other thing used by the Tenant in common with others subject to making good any physical damage to the Demised Premises caused by such entry

4.      RIGHT TO ALTER

        The right at any time without making any compensation to build on alter add to extend erect demolish or redevelop all or any part of the Estate save for the Demised Premises provided that




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
        the use and enjoyment of the Demised Premises by the Tenant as provided for in this Lease is not substantially affected

5.      MISCELLANEOUS

        (Without prejudice to the generality of the foregoing) the rights reserved and excepted in favour of Premier Investments Limited in

5.1 Part II of the First Schedule to a conveyance dated 23 June 1988 and made between (1) Premier Investments Limited (2) London & Bristol Developments plc and (3) Abbey Park Management Limited (as varied by a Deed of Exchange dated 13 January 1989 and made between (1) IMFC Properties Limited (2) London & Bristol Developments plc (3) Premier Investments Limited and (4) Abbey Park Management Limited)

5.2 Part II of the First Schedule to a Conveyance dated 15 June 1988 and made between (1) Premier Investments Limited (2) London & Bristol Developments plc and (3) Abbey Park Management Limited

5.3 A conveyance dated 13 January 1989 and made between (1) Premier Investments Limited (2) London & Bristol Developments plc and (3) Abbey Park Management Limited

                                   SCHEDULE 3

                                SURETY COVENANTS

1. That the Tenant will throughout the Term hereby granted and also during such period as the Tenant remains in occupation of the Demised Premises pay the rents hereby reserved on the days and in the manner aforesaid and shall duly perform and observe all the covenants hereinbefore on the Tenant's part contained and that in the event of the Tenant failing to do so the Surety will indemnify and keep indemnified the Landlord from and against all actions claims demands costs losses and expenses which may be brought or made against or sustained or incurred by the Landlord howsoever arising directly or indirectly out of or in connection with such failure PROVIDED ALWAYS and it is hereby agreed that any neglect or forbearance of the Landlord in endeavouring to obtain payment of the several rents when the same become payable or to enforce performance or observance of the Tenant's covenants and any time which may be given by the Landlord to the Tenant shall not release or exonerate or in any way affect the liability of the Surety under this covenant

2. That if for any reason the Term hereby granted shall be prematurely determined or if the same shall be disclaimed in circumstances releasing the estate of the Tenant from liability the Surety will (if so required by the Landlord) accept from the Landlord the grant of a new lease of the Demised Premises from the date of such determination or disclaimer for the residue of the Term then unexpired at the same several rents hereinbefore reserved and subject to the like covenants and provisos as are herein contained and at the expense of the Surety and on the execution of such further lease the Surety shall execute and deliver to the Landlord a counterpart thereof or (as the case may be) the Surety shall accept the vesting in it of this Lease

3. That if the Landlord shall not require the Surety to take a lease of the Demised Premises pursuant to paragraph 2 above the Surety shall nevertheless upon demand pay to the Landlord a sum equal to the rent and to all other payments that would have been payable under this lease but for the disclaimer in respect of the period from the date of the said disclaimer until the expiration of 12 months therefrom or until the Demised Premises shall have been relet by the Landlord whichever shall come first

                                   SCHEDULE 4
                                     Deeds

                                     Part 1

Date                  Deed               Parties
23.06.1988            Conveyance         (1) Premier Investments Limited
                                         (2) London & Bristol Developments plc
                                         (3) Abbey Park Management Limited

13.01.1989            Deed of Exchange   (1) IMFC Properties Limited
                                         (2) London & Bristol Developments plc
                                         (3) Premier Investments Limited
                                         (4) Abbey Park Management Limited

15.06.1988            Conveyance         (1) Premier Investments Limited
                                         (2) London & Bristol Developments plc
                                         (3) Abbey Park Management Limited

13.01.1989            Conveyance         (1) Premier Investments Limited
                                         (2) London & Bristol Developments plc
                                         (3) Abbey Park Management Limited

                                     Part 2

The deeds and documents referred to in Entries 1 2 3 and 4 of the Charges Register to title number HP389670

An agreement dated 3 August 1987 and made between (1) Premier Investments Limited and (2) The Borough Council of Test Valley

                                   SCHEDULE 5

                                    SERVICES


                                     PART I

1.   The lighting of any common part of the Estate

2. The repair maintenance renewing rebuilding and replacement from time to time of the roads and paths and the car parking areas and the lorry parking areas on the Estate any Estate name boards any party walls or structures or walls or fences enclosing the Estate and any drains pipes cables wires or other conducting media running through the Estate the central sprinkler system including the housing tank and operating equipment and all parts of the Estate not let or intended to be let to a tenant

3. The cultivation of any planted or grassed areas of the Estate that are not demised to tenants

4. The provision of suitable refuse bins in the common parts of the Estate and the collection and removal of refuse


                                     PART 2

1. Discharging all rates taxes assessments duties and impositions payable in respect of the common parts of the Estate

2. All costs charges expenses whatsoever (including surveyors' solicitors' and other professional fees and disbursements) properly and reasonably incurred by the Landlord in relation or incidental to the assessment of the rateable value of the Estate or any part thereof including any negotiations with the District Valuer and any appeal to the Court or to the Lands Tribunal or to the Valuation and Community Charge Tribunal

3.   Managing the Estate by the Landlord's Surveyor

4. Complying with the Landlord's obligations under the deeds and documents referred to in schedule 4 insofar as they are not by this lease expressly assumed by the Tenant including without prejudice to the generality of the foregoing paying the Rent Charge (as defined in the conveyances and deed referred to in schedule 4

 5. Employing managing agents to manage the Estate and discharging all proper fees salaries charges and expenses payable to such agents including the cost of computing and collecting the rents and all other monies due to the Landlord from the Tenants of the Estate

 6. Employing such surveyors builders architects engineers tradesmen accountants or other professional persons as may be necessary or desirable for the maintenance safety and administration of the Estate

 7. Taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any regulation by-law notice legislation order or statutory requirements concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Estate or any part of it

 8. Preparing making and recovering any insurance claim in respect of the Estate including the fees of any loss adjustor or assessor

 9. Insuring any other part of the Estate except the other Units (numbered 1 to 9 inclusive and 11)

10. Providing such other services or carrying out any other work which the Landlord shall from time to time consider necessary or desirable for the benefit of the Estate

11. The fees of the Landlord or any company within the same group of companies as the Landlord for the management of the Estate and the administering of the services provided being initially a yearly sum equal to ten per cent of the said costs incurred by the Landlord

12. Any irrecoverable Value Added Tax charged in respect of any of the items mentioned in part 1 or part 2 of this schedule

13. Any interest charges incurred on expenditure in respect of any of the items mentioned in part 1 or part 2 of this schedule

                                     PART 3

 1. The Service Charge to be paid by the Tenant shall be such fair proportion (which may if appropriate be the whole amount) of the actual or anticipated Service Costs for each Service Charge Year which shall be assessed by the Landlord or the Landlord's Surveyor according to a reasonable and proper basis for apportionment applicable from time to time to the Demised Premises and the rights hereby granted

2. The Landlord may make and send to the Tenant notice in writing of the Landlord's estimate of the anticipated Service Costs and the Service Charge applicable to the Demised Premises for the coming Service Charge Year and the Tenant shall pay such estimate of the Service Charge by equal quarterly instalments in advance on the usual quarter days

3. The Landlord will (unless prevented by causes beyond its control) prepare and send to the Tenant a statement of the actual Service Costs and Service Charge for each Service Charge Year as soon as practicable after the end of such year and in the event of the Service Charge for the Demised Premises exceeding the aggregate amount paid by the Tenant for such year the Tenant will pay the balance due to the Landlord forthwith and in the event of the aggregate amount being greater the excess will be credited by the Landlord by way of set-off against the next instalment of Service Charge due from the Tenant

4. The Landlord will not charge the Tenant any part of the Service Costs as shall be attributable from time to time to such parts of the Estate as shall be designed and available for letting but which remain unlet or which are occupied by the Landlord (save for the common parts of the Estate and any staff accommodation) during the whole or proportionately for any part of the relevant Service Charge Year

5. In the event of the Estate being altered added to or extended the Service Charge may be adjusted by the Landlord in such manner as the Landlord shall deem to be just and equitable


SEALED with the COMMON SEAL of THE           )
ROYAL BANK OF SCOTLAND plc and               )
subscribed for them and on their behalf by:- )


                                             [SIG]

                                             Authorised Sealing Officer


                                             [SIG]

                                             Authorised Sealing Officer

EXECUTED as a DEED by               )
OCULAR SCIENCES LIMITED in          )
the presence of                     )

                                    Director

                                    Director/Secretary

                              [LAYOUT OF GROUNDS]